Exhibit 10.3

Execution Copy

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated June 28, 2013 (this “Joinder Agreement”) is delivered by 2012-B PROPERTY HOLDINGS LLC (“2012-B Property Holdings”), Desert Chill LLC (“Desert Chill”), Polar Cactus LLC (“Polar Cactus”), Polar Cactus II LLC (“Polar Cactus II”), Polar Cactus III LLC (“Polar Cactus III”), Resi II LLC (“Resi II”) and Arctic Citrus LLC (“Arctic Citrus” and together with 2012-B Property Holdings, Desert Chill, Polar Cactus, Polar Cactus II, Polar Cactus III and Resi II, the “New Borrowers”) to Bank of America, National Association, as agent for each Lender (the “Agent”), pursuant to that certain Revolving Credit Agreement, dated as of May 10, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Silver Bay Operating Partnership L.P., as the Master Property Manager, SB Financing Trust Owner LLC, as representative for all of the Borrowers (in such capacity, the “Borrower Representative”), the borrowers party thereto from time to time (the “Borrowers”), U.S. Bank National Association, as Calculation Agent and as Paying Agent, Bank of America, National Association as Joint Lead Arranger, as a Lender and as agent for each Lender, JPMorgan Chase Bank, National Association, as Joint Lead Arranger and a Lender and each Lender party thereto from time to time (the “Lender”); the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement).

Section 1.                                          Pursuant to Section 2.2(f) of the Credit Agreement, the New Borrowers hereby:

(1)                                 agree that this Joinder Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the New Borrowers hereby each accept the duties and responsibilities of a Borrower under the Credit Agreement and the other Loan Documents, and agree to assume the duties and be bound by each of the obligations of a Borrower and are each hereby made a party to, and a Borrower under, the Credit Agreement and the other Loan Documents.

(2)                                 make each of the representations and warranties made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such representation or warranty was set forth herein, mutatis mutandis.

(3)                                 make each of the covenants and agreements made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such covenant was set forth herein, mutatis mutandis.

(4)                                 certify that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby, that would constitute an Event of Default or a Default;

(5)                                 (a) agree that each of the undersigned will comply with all the terms and conditions of the Credit Agreement as they were each an original signatory thereto and (b) agree to provide to each Lender such all such documents, instruments, agreements, and certificates required by such Lender in connection with each New Borrower’s execution of this Joinder Agreement.

Section 2.                                          Effective as of the date hereof, the Agent, on behalf of each Lender, hereby consents to this Joinder Agreement and the New Borrowers each becoming a “Borrower” under the Loan Documents.

Section 3.                                          This Joinder Agreement shall become effective on the first date on which the New Borrowers shall have delivered to the Agent the following documents and instruments, all of which shall be in form and substance acceptable to the Agent:

(a)                                 This Joinder Agreement, duly executed by an authorized officer of each New Borrower and each of the Guarantors.

(b)                                 An amendment to the Account Control Agreement, duly executed by an authorized officer of each New Borrower and each of the other parties thereto, pursuant to which each New Borrower becomes a party thereto.

(c)                                  An amendment to the Deposit Account Control Agreement relating to the Loan Account, duly executed by an authorized officer of each New Borrower and each of the other parties thereto, pursuant to which each New Borrower becomes a party thereto.

(d)                                 Original executed copies of the favorable written opinions of Orrick, Herrington & Sutcliffe LLP and/or Richards, Layton & Finger, P.A., counsel for the New Borrowers, as to such matters as the Agent may reasonably request, dated as of the date hereof and otherwise in form and substance reasonably satisfactory to the Agent (and the New Borrowers hereby instruct such counsel to deliver such opinions to the Agent).

(e)                                  A certificate of the secretary, assistant secretary or senior officer of each New Borrower certifying as to the incumbency and genuineness of the signature of each officer of such New Borrower executing this Joinder Agreement and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of formation or comparable Governing Documents, if any, of such New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in such New Borrower’s jurisdiction of organization, (B) the Governing Documents of such New Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the board of directors or comparable governing body the Borrower Representative authorizing, as applicable, the transactions contemplated hereunder and the execution, delivery and performance of this Joinder Agreement, the Credit Agreement and the other Loan Documents, and (D) certificates as of a recent date of the good standing or active status, as applicable, of such New Borrower under the laws of its jurisdiction of organization and short-form certificates as of a recent date of the good standing of such New Borrower under the laws of each other jurisdiction where such New Borrower is qualified to do business and where a failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

(f)                                   Each New Borrower shall be a limited liability company and shall have provided to the Agent the executed and delivered Governing Document of such New Borrower, in form and substance satisfactory to the Agent, which shall provide that such New Borrower is subject to the SPE Requirements.

(g)                                  Any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Agent, for the benefit of the Secured Parties, a perfected, first-priority security interest in the Collateral related to each New Borrower, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Agent determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

(h)                                 The Pledged Security related to each New Borrower and such instruments of assignment acceptable to the Agent duly executed in blank by the Trust Guarantor as are required to effect the transfer each Pledged Security.

(i)                                     Evidence in form and substance satisfactory to Agent that it has a first priority perfected security interest in the Pledged Security related to each New Borrower in accordance with the terms of the Loan Documents subject to no other Liens.

(j)                                    All other documents, certificates, resolutions, instruments and agreements as the Agent deems reasonably necessary in connection with this Joinder Agreement and by the other Loan Documents, including without limitation, each of the documents, certificates and opinions described in Article 3 of the Credit Agreement, in each case to the extent not previously executed and/or delivered by the New Borrowers.

Section 4.                                          Each of the undersigned agrees from time to time, upon request of the Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Joinder Agreement.  Neither this Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the Agent.  Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 13.5 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof.  In case any provision in or obligation under this Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5.                                          THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

2012-B PROPERTY HOLDINGS LLC,
POLAR CACTUS LLC,
POLAR CACTUS II LLC,
POLAR CACTUS III LLC,
ARCTIC CITRUS LLC,
DESERT CHILL LLC, and
RESI II LLC,
each a Delaware limited liability company

By: SB FINANCING TRUST OWNER LLC, a
Delaware limited liability company,
Manager

By:	/s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

Address for Notices:

c/o SB Financing Trust Owner LLC
601 Carlson Parkway, Suite 250, Room C-1
Minnetonka, MN 55305
Attention: Legal Department
legal@silverbaymgmt.com

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Agent

By:	/s/ J. Craig Weakley
Name:	J. Craig Weakley
Title:	Managing Director

[Signatures continue]

[Signature Page to Joinder]

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as Guarantor

By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SB FINANCING TRUST,
a Delaware Statutory Trust,
as Guarantor

By:	SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Administrator

	By:		/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Guarantor

By:	Silver Bay Management LLC,
a Delaware limited liability company,
its general partner

	By:		Silver Bay Realty Trust Corp.,
a Maryland corporation
its sole member

		By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

SILVER BAY REALTY TRUST CORP.,
a Maryland corporation,
as Guarantor

By:	/s/ Christine Battist
Christine Battist,
Chief Financial Officer

[End of Signatures]

[Signature Page to Joinder]